UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013

KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54687	27-1627696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On February 4, 2013, KBS Real Estate Investment Trust III, Inc. (the “Company”) filed a Current Report on Form 8-K dated January 29, 2013 with regard to the acquisition, through an indirect wholly owned subsidiary, of an office property containing 609,368 rentable square feet of office space and 68,677 rentable square feet of retail space located on approximately 1.3 acres of land in Minneapolis, Minnesota (the “RBC Plaza”). The Company hereby amends the Form 8-K dated January 29, 2013 to provide the required financial information related to its acquisition of the RBC Plaza.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: April 12, 2013	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Real Estate Investment Trust III, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the RBC Plaza for the year ended December 31, 2012, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the RBC Plaza for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the RBC Plaza’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Irvine, California
April 12, 2013

RBC PLAZA
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

Year Ended
December 31, 2012

Revenues:
Rental income	$8,791
Tenant reimbursements	7,316
Parking revenue and other income	884
Total revenues	16,991
Expenses:
Real estate taxes and insurance	3,613
Utilities	1,598
Repairs and maintenance	1,408
Cleaning	1,284
General and administrative	994
Security	615
Parking	406
Total expenses	9,918
Revenues over certain operating expenses	$7,073
See accompanying notes.

RBC PLAZA
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the the Year Ended December 31, 2012

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On January 31, 2013, KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”), through an indirect wholly owned subsidiary, acquired from Brookfield DB Inc., an office property containing 609,368 rentable square feet of office space and 68,677 rentable square feet of retail space located on approximately 1.3 acres of land in Minneapolis, Minnesota (the “RBC Plaza”). The seller is not affiliated with KBS REIT III or its external advisor, KBS Capital Advisors LLC. The purchase price (net of closing credits) of the RBC Plaza was approximately $118.1 million plus closing costs.
KBS REIT III is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate properties located throughout the United States and real estate-related investments.

2.	BASIS OF PRESENTATION
The accompanying statement of revenues over certain operating expenses has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The RBC Plaza is not a legal entity and the accompanying statement of revenues over certain operating expenses is not representative of the actual operations for the period presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS REIT III expects to incur in the future operations of the RBC Plaza. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of the RBC Plaza.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the RBC Plaza was acquired from an unaffiliated party and (ii) based on due diligence of the RBC Plaza by KBS REIT III, management is not aware of any material factors relating to the RBC Plaza that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $0.4 million for the year ended December 31, 2012.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principals, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

RBC PLAZA
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2012

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2012, the RBC Plaza was 83% leased by 34 tenants primarily on a triple-net lease basis, whereby the tenants are responsible for paying their portion of operating expenses including real estate taxes, utilities and other operating expenses. For the year ended December 31, 2012, the RBC Plaza earned approximately 62% of its rental income from a tenant in the investment banking industry and a tenant in the legal services industry.
The tenant in the investment banking industry occupies 270,164 rentable square feet, or approximately 40% of the total property rentable square feet. Its lease expires on November 30, 2021, with two five-year extension options. For the year ended December 31, 2012, the RBC Plaza earned 49% of its rental income from this tenant.
The tenant in the legal services industry occupies 68,039 rentable square feet, or approximately 10% of the total property rentable square feet. Its lease expires on July 31, 2019, with a five-year extension option. For the year ended December 31, 2012, the RBC Plaza earned 13% of its rental income from this tenant.
No other tenant leases represented more than 10% of rental income for the year ended December 31, 2012.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2012, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 were as follows (in thousands):

2013	$8,141
2014	7,913
2015	7,485
2016	7,419
2017	7,440
Thereafter	25,917
$64,315

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out or is leased out at a lower rental rate, the total amount of future minimum rent received by the RBC Plaza will be reduced.
Environmental
The RBC Plaza is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the RBC Plaza’s financial condition and results of operations for the periods presented.

7.	SUBSEQUENT EVENTS
KBS REIT III evaluates subsequent events up until the date the statement of revenues over certain operating expenses is issued. The accompanying statement of revenues over certain operating expenses was issued on April 12, 2013.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet of KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”) as of December 31, 2012, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2012, and the notes thereto. The consolidated financial statements of KBS REIT III as of and for the year ended December 31, 2012 have been included in KBS REIT III’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and notes thereto of the RBC Plaza, which is included herein.
The unaudited pro forma balance sheet as of December 31, 2012 has been prepared to give effect to the acquisition of the RBC Plaza, as if the acquisition occurred on December 31, 2012.
The unaudited pro forma statement of operations for the year ended December 31, 2012 has been prepared to give effect to the acquisition of the RBC Plaza, acquired on January 31, 2013, as if the acquisition occurred on January 1, 2012.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the RBC Plaza been consummated as of January 1, 2012. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2012
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments		Pro Forma Total
		RBC Plaza (b)
Assets
Real estate:
Land	$32,384	$16,951	(c)	$49,335
Buildings and improvements	246,258	92,366	(c)	338,624
Tenant origination and absorption costs	40,418	16,825	(c)	57,243
Total real estate, cost	319,060	126,142		445,202
Less accumulated depreciation and amortization	(14,090)	—		(14,090)
Total real estate, net	304,970	126,142		431,112
Real estate loan receivable, net	13,691	—		13,691
Cash and cash equivalents	23,518	(15,033)		8,485
Rents and other receivables, net	3,545	—		3,545
Above-market leases, net	881	31	(c)	912
Deferred financing costs, prepaid expenses and other assets	2,779	674	(d)	3,453
Total assets	$349,384	$111,814		$461,198
Liabilities and stockholders’ equity
Notes payable	$119,800	$103,730		$223,530
Accounts payable and accrued liabilities	8,054	5,933	(c)	13,987
Due to affiliates	16	—		16
Distributions payable	1,465	—		1,465
Below-market leases, net	5,152	2,151	(c)	7,303
Other liabilities	2,872	—		2,872
Total liabilities	137,359	111,814		249,173
Commitments and contingencies
Redeemable common stock	4,804	—		4,804
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 27,148,131 shares issued and outstanding, and 27,148,131 pro forma shares	271	—		271
Additional paid-in capital	231,792	—		231,792
Cumulative distributions and net losses	(24,842)	—		(24,842)
Total stockholders’ equity	207,221	—		207,221
Total liabilities and stockholders’ equity	$349,384	$111,814		$461,198

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2012

(a)	Historical financial information derived from KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2012.

(b)
Represents the acquisition of the RBC Plaza. The purchase price (net of closing credits) of the RBC Plaza was $118.1 million plus closing costs. This amount was funded with proceeds from a $75.9 million four-year mortgage loan (of which $68.7 million was funded at closing), $35.0 million of proceeds from an existing credit facility and cash available from proceeds, net of offering costs, from KBS REIT III’s initial public offering through the acquisition date.

(c)
KBS REIT III determined the cost of tangible assets, identifiable intangible assets and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change. In addition, KBS REIT III assumed $5.9 million of accrued liabilities related to tenant improvements.

(d)	Represents loan fees incurred in conjunction with the financing of RBC Plaza.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments		Pro Forma Total
		RBC Plaza
Revenues:
Rental income	$21,155	$9,216	(b)	$30,371
Tenant reimbursements	5,122	7,316	(c)	12,438
Interest income from real estate loan receivable	889	—		889
Other operating income	117	884	(d)	1,001
Total revenues	27,283	17,416		44,699
Expenses:
Operating, maintenance, and management	5,922	6,305	(e)	12,227
Real estate taxes and insurance	4,567	3,613	(f)	8,180
Asset management fees to affiliate	1,732	932	(g)	2,664
Real estate acquisition fees to affiliates	2,296	—		2,296
Real estate acquisition fees and expenses	1,069	—		1,069
General and administrative expenses	1,974	—		1,974
Depreciation and amortization	13,865	5,365	(h)	19,230
Interest expense	3,568	2,730	(i)	6,298
Total expenses	34,993	18,945		53,938
Other income:
Other interest income	28	—		28
Net loss	$(7,682)	$(1,529)		$(9,211)
Net loss per common share, basic and diluted	$(0.40)			$(0.44)
Weighted-average number of common shares outstanding, basic and diluted	19,253,338			20,888,692	(j)

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

(a)	Historical financial information derived from KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2012.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT III), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2012. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2012. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012, based on historical operations of the previous owner.

(d)
Represents parking revenue and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012, based on historical operations of the previous owner.

(e)
Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012, based on historical operations of the previous owner.

(f)	Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012, based on management’s estimate.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012 that would be due to an affiliate of KBS REIT III had the asset been acquired on January 1, 2012. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS REIT III’s affiliated advisor equal to one‑twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS REIT III’s affiliated advisor.

(h)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on $68.7 million of borrowings pursuant to a $75.9 million loan secured by RBC Plaza, which bears interest at a rate of 2.59% (which takes into account the contractual interest rate and the effect of an interest rate swap) and matures on February 1, 2017 and $35.0 million borrowed under a credit facility, which bears interest at a variable rate of 200 basis points over one-month LIBOR and matures on February 1, 2016.

(j)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS REIT III’s initial public offering used to complete the acquisition were raised as of January 1, 2012 and KBS REIT III received a gross offering price of $10.00 per share.